Fourth Quarter & Full Year 2021 Earnings Call January 28, 2022 David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Sustainability Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A

Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the fourth quarter and full year of 2021. Financial results as of and for the periods ended December 31, 2021 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of stock repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2020 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2 2

Explanation of use of non-GAAP measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, restructuring and other charges, asset impairment charges, Big River Steel - acquisition-related items, (gains) losses on assets sold & previously held investments, gain on sale of Transtar, net reversal of tax valuation allowance, pension de-risking, environmental remediation charge and other items (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. 3 3

CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Record performance in 2021 and bullish for 2022 Delivering on Best for All Transitioning to a less capital and carbon intensive business model while becoming the best steel competitor ✓ Mini Mill #2 ✓ NGO electrical steel line at Big River Steel ✓ Coating line at Big River Steel ✓ Balanced capital allocation strategy Advancing towards our Best for AllSM future 4 4

5 5 Delivered record performance for our stakeholders in 2021 Confident in 2022 and well positioned to execute our Best for All strategy Returning excess capital to stockholders Advancing towards our Best for All future 2021 successes creating 2022 opportunities

6 Advancing towards our Best for All future Delivered for our stakeholders in 2021 6 A Year of Records 2021 Safety & Environmental Financial Performance Customer & Operational Excellence More details on the following slide

7 Advancing towards our Best for All future Record financial performance in 2021 7 2021 Adj. EBITDA ~$5.6B 2021 FCF ~$3.2B 2021 Leverage1 0.7x Record 28% adjusted EBITDA margin reflects the improved quality of our earnings Meaningful incremental free cash flow expected in 2022 Strong balance sheet and record cash 1 (Funded debt + operating leases + unfunded pension & OPEB) / 2021 EBITDA. Note, our pension and OPEB are overfunded.

8 Advancing towards our Best for All future Record financial performance in 2021 8 T u b u la r U S S E M in i M il l N A F R 2021 EBITDA performance: 4Q 2021 EBITDA performance: ~$1.0B 30% EBITDA margin $407M 41% EBITDA margin $293M 26% EBITDA margin $42M 16% EBITDA margin ~$3.1B 25% EBITDA margin ~$1.4B 39% EBITDA margin ~$1.1B 25% EBITDA margin $48M 6% EBITDA margin

Advancing towards our Best for All future 2022 outlook Structural demand factors intact Enhanced Customer Partnerships Transformed Balance Sheet Accelerating order activity from higher fixed price OEM contracts Partnering with customers to develop unique solutions Creating the foundation for a balanced capital allocation approach 9 9

Advancing towards our Best for All future 1Q 2022 outlook Renewed annual fixed- price contracts reflected in Flat-rolled segments higher realized selling price Seasonal iron ore mining impacts Seasonal impacts to spot-oriented industries 10 10

Advancing towards our Best for All future Disciplined approach to capital allocation PRIORITIES CONSIDERATIONS OBJECTIVES 1 Balance sheet strength Through-cycle adjusted debt to EBITDA range 3.0x – 3.5x range 2 Announced Best for All investments Cash to next twelve-month (NTM) capex and cash of no less than $1.5B 1:1 ≥ $1.5B cash 3 Capability capex Expands iron ore, mini mill or best-in-class finishing competitive advantages 15%+ IRR & advances Best for All 4 $0.05/share measured & opportunistic SBB Direct returns Maintain quarterly dividend Return excess cash w/ stock buyback (SBB) 11 11

Q&A

Closing Remarks

Reconciliation of 2021 leverage 14 Adjusted Debt ($ millions) YE 2021 Short-term debt and current maturities of long-term debt $28 Long-term debt, less unamortized discount and debt issuance costs 3,863 Operating leases 194 Unfunded pension / OPEB 0 Total Adjusted Debt $4,085 Divided by: LTM EBITDA1 5,592 Leverage 0.7 1 Last twelve months EBITDA.

Reconciliation of segment EBITDA

Flat-rolled ($ millions)	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	$1,015	$890	($596)	$2,630
Depreciation	120	127	496	491
Flat-rolled Segment EBITDA	$1,135	$1,017	($100)	$3,121

Mini Mill ($ millions)	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	$424	$366	-	$1,206
Depreciation	40	41	-	151
Mini Mill Segment EBITDA	$464	$407	-	$1,357

U. S. Steel Europe ($ millions)	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	$394	$269	$9	$975
Depreciation	24	24	97	98
U. S. Steel Europe Segment EBITDA	$418	$293	$106	$1,073

Tubular ($ millions)	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	$0	$30	($179)	$1
Depreciation	12	12	39	47
Tubular Segment EBITDA	$12	$42	($140)	$48

Other ($ millions)	3Q 2021	4Q 2021	FY 2020	FY 2021
Segment (loss) earnings before interest and income taxes	($2)	($31)	($6)	($11)
Depreciation	0	0	3	4
Other Segment EBITDA	($2)	($31)	($3)	($7)

United States Steel Corporation

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Reconciliation of adjusted EBITDA ($ millions) 3Q 2021 4Q 2021 FY 2020 FY 2021 Reported net (loss) earnings attributable to U. S. Steel $2,002 $1,069 ($1,165) $4,174 Income tax provision (benefit) 260 (54) (142) 170 Net interest and other financial costs 80 130 232 602 Reported (loss) earnings before interest and income taxes $2,342 $1,145 ($1,075) $4,946 Depreciation, depletion and amortization expense 196 204 643 791 EBITDA $2,538 $1,349 ($432) $5,737 Asset impairment charges ─ 245 287 273 Restructuring and other charges ─ 91 138 128 Big River Steel – acquisition-related items (12) (1) 3 35 (Gains)/losses on assets sold & previously held investments 7 1 (170) (118) Gain on sale of Transtar (506) ─ ─ (506) Environmental remediation charge ─ 43 ─ 43 Other ─ ─ 12 ─ Adjusted EBITDA $2,027 $1,728 ($162) $5,592 16

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com